Name of Fund: Goldman Sachs Large Cap Value Fund

Name of Underwriter From Who Purchased: Allen & Company, Salomon Smith Barney, Robertson Stephens, Merrill Lynch, First Union, Credit Suisse First Boston, Sanford Bernstein

Names of Underwriting syndicate members: Goldman Sachs, Merrill Lynch Morgan Stanley Dean Witter, Salomon Smith Barney, Credit Suisse, Lehman Brothers, Bank of America, M.R. Beal, Bear Stearns, Chase H&Q, Deutsche Banc, DLJ, JP Morgan, Painewebber, Prudential Volpe, Sanford Berstein, Thomas Weisel

Name of Issuer:  AT&T Wireless Group

Title of Security: AT&T Wireless Group

Date of First Offering: 5/2/00

Dollar Amount Purchased: 41,300.00

Number of Shares Purchased:  1,400

Price Per Unit:  $29.50


Name of Fund: Goldman Sachs Growth and Income Fund

Name of Underwriter From Who Purchased: Merrill Lynch, Morgan Stanley Dean Witter, Painewebber, Prudential Volpe, Salomon Smith Barney, Credit Suisse, Lehman Brothers, Bank of America, Sanford Bernstein, Thomas Weisel, MR Beal, Bear Stearns, Chase H&Q, Deutsche Banc, DLJ, JP Morgan

Names of Underwriting syndicate members: Goldman, Sachs & Co., Merrill Lynch, Morgan Stanley, Credit Suisse First Boston, Salomon Smith Barney, Lehman Brothers, Banc of America, MR Beal, Bear Stearns & Co.

Name of Issuer:  AT&T Wireless Group

Title of Security: AT&T Wireless Group

Date of First Offering: 5/2/00

Dollar Amount Purchased: 2,569,450.00

Number of Shares Purchased:  87,100

Price Per Unit:  $29.50



Name of Fund: Goldman Sachs Balanced Fund

Name of Underwriter From Who Purchased: Allen & Company, Salomon Smith Barney, Robertson Stephens, Neuberger & Berman, Merrill Lynch, D.A. Davidson, Jefferies, First Union, Credit Suisse First Boston, First Albany, Dain Rauscher, SG Cowen, CL King, Sanford Bernstein, George K. Baum, Robert W. Baird & Co.

Names of Underwriting syndicate members: Goldman, Sachs & Co., Merrill Lynch, Morgan Stanley, Credit Suisse First Boston, Salomon Smith Barney, Lehman Brothers, Banc of America, MR Beal, Bear Stearns & Co.

Name of Issuer:  AT&T Wireless Group

Title of Security: AT&T Wireless Group

Date of First Offering: 5/2/00

Dollar Amount Purchased: 126,850.00

Number of Shares Purchased:  4,300

Price Per Unit:  $29.50






Name of Fund: Goldman Sachs Balanced Fund

Name of Underwriter From Who Purchased:  Credit Suisse First Boston, Morgan
Stanley

Names of Underwriting syndicate members: Goldman, Sachs & Co., Credit Suisse First Boston, Banc of America, DLJ, Lehman Brothers, Merrill Lynch

Name of Issuer:  Metlife

Title of Security: Metlife

Date of First Offering: 4/7/00

Dollar Amount Purchased: 235,125.00

Number of Shares Purchased:  16,500

Price Per Unit:  $14.25






Name of Fund: Goldman Sachs Capital Growth Fund

Name of Underwriter From Who Purchased: Credit Suisse First Boston, Morgan Stanley Dean Witter

Names of Underwriting syndicate members: Goldman, Sachs & Co., Credit Suisse First Boston, Banc of America, Donaldson, Lufkin & Jenrette, Lehman Brothers, Merrill Lynch, Morgan Stanley, Salomon Smith Barney

Name of Issuer:  Metlife

Title of Security: Metlife

Date of First Offering: 4/7/00

Dollar Amount Purchased: 14,059,335.00

Number of Shares Purchased:  986,620

Price Per Unit:  $14.25





Name of Fund: Goldman Sachs Growth Opportunities Fund

Name of Underwriter From Who Purchased: Credit Suisse First Boston, Robertson, Stephens & Co., Wit Soundview Technology Group

Names of Underwriting syndicate members: Credit Suisse First Boston, Robertson Stephens, Wit Soundview Corporation, Donaldson, Lufkin & Jenrette, E*Offering Corp.

Name of Issuer:  Virage, Inc.

Title of Security: Virage, Inc.

Date of First Offering: 6/29/00

Dollar Amount Purchased: 31,900.00

Number of Shares Purchased:  2,900

Price Per Unit:  $11.00





Name of Fund: Goldman Sachs Growth Opportunities Fund

Name of Underwriter From Who Purchased: Donaldson, Lufkin & Jenrette, Banc of America Securities, Robertson Stephens & Co., Thomas Weisel Partners LLC

Names of Underwriting syndicate members: Donaldson, Lufkin & Jenrette, Banc of America, Robertson Stephens, Thomas Weisel Partners LLC

Name of Issuer:  Manufacturers Services

Title of Security: Manufacturers Service

Date of First Offering: 6/23/00

Dollar Amount Purchased: 603,200.00

Number of Shares Purchased:  37,700

Price Per Unit:  $16.00





Name of Fund: Goldman Sachs Asia Growth Fund

Name of Underwriter From Who Purchased:  BNP Peregrine

Names of Underwriting syndicate members: Goldman, Sachs & Co. China International Capital Corporation

Name of Issuer:  PetroChina Company Limited

Title of Security: H Shares or ADSs

Date of First Offering: 3/30/2000

Dollar Amount Purchased: HKDS L3,056,000 (US$ 1,676,769.75)

Number of Shares Purchased:  10,200,000 shares

Price Per Unit:  HK$1.28





Name of Fund: Goldman Sachs Japanese Equity Fund

Name of Underwriter From Who Purchased:  The Nomura Securities Co., Ltd.

Names of Underwriting syndicate members: Daiwa Securities SB Capital Markets, Goldman Sachs (Japan) Ltd., etc.**

Name of Issuer:  Rakuten Inc.

Title of Security: Common Stock

Date of First Offering: 4/11/00

Dollar Amount Purchased: USD 311,600.02

Number of Shares Purchased:  1 share

Price Per Unit:  JPY 33,000,000


** New Japan Securiies and Wako Securities were merged and now they changed its name to Shinko-Securities Co., Ltd as of 1st of Apirl, 2000






Name of Fund: Goldman Sachs Growth Opportunities

Name of Underwriter From Who Purchased: Credit Suisse First Boston, Morgan Stanley Dean Witter

Names of Underwriting syndicate members: Goldman, Sachs & Co., Credit Suisse First Boston, Banc of America, Donaldson, Lufkin & Jenrette, Lehman Brothers, Merrill Lynch, Morgan Stanley, Salomon Smith Barney

Name of Issuer:  Metlife

Title of Security: Metlife

Date of First Offering: 4/7/00

Dollar Amount Purchased: 1,249,725.00

Number of Shares Purchased:  87,700

Price Per Unit:  $14.25





Name of Fund: Goldman Sachs Growth Opportunities Fund

Name of Underwriter From Who Purchased: Legg Mason Wood Walker, Thomas Weisel Partners, Deutsche Banc Alex Brown

Names of Underwriting syndicate members: Goldman, Sachs & Co., Thomas Weisel, Legg Mason Wood Walker Partners, Deutsche Banc Alex, Brown, Wit Soundview

Name of Issuer:  Register Com Inc.

Title of Security: Register Com Inc.

Date of First Offering: 3/24/00

Dollar Amount Purchased: $31,200.00

Number of Shares Purchased:  1,300

Price Per Unit:  $24.00



Name of Fund: Goldman Sachs European Equity Fund


Name of Underwriter From Who Purchased:  Dresdner Kleinwort Benson


Names of Underwriting syndicate members: Dresdner Kleinwort Benson, Goldman Sachs Int'l


Name of Issuer: T-On-Line International AG


Title of Security: T-On-Line International AG


Date of First Offering:  April 16, 2000


Dollar Amount Purchased:  65348.15


Number of Shares Purchased:  2541.00


Price Per Unit: 25.96


Name of Fund: Goldman Sachs Emerging Markets Equity Fund


Name of Underwriter From Who Purchased:  BNP Peregrine


Names of Underwriting syndicate members: Goldman, Sachs & Co., China International Capital Corporation


Name of Issuer: PetroChina Company Limited


Title of Security: H Shares for ADSs


Date of First Offering:  March 30, 2000


Dollar Amount Purchased: 1,479,502.72


Number of Shares Purchased:  9,000,000


Price Per Unit: HK 1.28


Name of Fund: Goldman Sachs Emerging Markets Equity Fund


Name of Underwriter From Who Purchased:  Merrill Lynch


Names of Underwriting syndicate members: Merrill Lynch & Co., Morgan Stanley Dean Witter, Salomon Smith Barney


Name of Issuer: Votorantim Celulose e papel S.A. -ADR


Title of Security: Votorantim Celulose e papel S.A. -ADR


Date of First Offering:  March 27, 2000


Dollar Amount Purchased: 1,588,500.00


Number of Shares Purchased:  105,900


Price Per Unit: 15.00


Name of Fund: Goldman Sachs International Small Cap Fund


Name of Underwriter From Who Purchased:  Lehman Brothers Europe


Names of Underwriting syndicate members: Goldman Sachs International


Name of Issuer: Parthus Technologies Plc


Title of Security: Parthus


Date of First Offering:  May 26, 2000


Dollar Amount Purchased:  117,130.00


Number of Shares Purchased:  137,800


Price Per Unit: 1.27


Name of Fund: Goldman Sachs International Small Cap Fund


Name of Underwriter From Who Purchased:  Robertson Stephens International


Names of Underwriting syndicate members: Goldman Sachs International


Name of Issuer: Bookham Technology Plc


Title of Security: Bookham Technology


Date of First Offering:  April 11, 2000


Dollar Amount Purchased:  310,000


Number of Shares Purchased:  31,000


Price Per Unit: 14.98



Name of Fund: Goldman Sachs International Small Cap Fund


Name of Underwriter From Who Purchased: Merrill Lynch Japan, Inc.


Names of Underwriting syndicate members: Daiwa Securities, SB Capital Markets, Goldman Sachs Japan, Ltd.


Name of Issuer: Rakuten, Inc.


Title of Security: Common Stock


Date of First Offering:  April 11, 2000


Dollar Amount Purchased: 1,246,400.09


Number of Shares Purchased:  4


Price Per Unit: 33,000,000 (JPY)



Name of Fund: Goldman Sachs European Equity Fund


Name of Underwriter From Who Purchased:  Societe General


Names of Underwriting syndicate members: Goldman Sachs, Societe Generale


Name of Issuer: Vivendi Environment


Title of Security: VIE FP Ordinary Shares


Date of First Offering: July 12, 2000


Dollar Amount Purchased:  799,267.68


Number of Shares Purchased:  25,422


Price Per Unit: 31.44



Name of Fund: Goldman Sachs International Equity Fund


Name of Underwriter From Who Purchased:  Societe Generale


Names of Underwriting syndicate members: Goldman Sachs, Societe Generale


Name of Issuer: Vivendi Environment


Title of Security: VIE FP Ordinary Shares


Date of First Offering:  July 12, 2000


Dollar Amount Purchased:  5,259,536.00


Number of Shares Purchased:  167,377


Price Per Unit: 31.44



Name of Fund: Goldman Sachs Growth Opportunities Fund


Name of Underwriter From Who Purchased: Legg Mason Wood Walker, Thomas Weisel Partners, Deutsche Banc Alex Brown


Names of Underwriting syndicate members: Goldman, Sachs & Co., Thomas Weisel, Legg Mason Wood Walker Partners,
Deutsche Banc Alex Brown, Wit Soundview


Name of Issuer: Register.Com Inc.


Title of Security: Register.Com Inc.


Date of First Offering:  March 24, 2000


Dollar Amount Purchased:  31,200.00


Number of Shares Purchased:  1,300


Price Per Unit: 24.00



Name of Fund: Goldman Sachs Growth Opportunities Fund


Name of Underwriter From Who Purchased:  Credit Suisse First Boston


Names of Underwriting syndicate members: Credit Suisse First Boston, Chase H&Q, U.S. Bancorp Piper Jaffray, CIBC World Markets


Name of Issuer: New Focus


Title of Security: New Focus


Date of First Offering:  May 17, 2000


Dollar Amount Purchased:  46,000.00


Number of Shares Purchased:  2,300


Price Per Unit: 20.00


Name of Fund: Goldman Sachs Growth Opportunities Fund


Name of Underwriter From Who Purchased: DLJ Securities, US Bancorp Piper Jaffery Inc, Merrill Lynch, Credit Suisse First Boston


Names of Underwriting syndicate members: Credit Suisse First Boston, Merrill Lynch, DLJ, U.S. Bancorp Piper Jaffray Inc., Chase Securities, Wit Soundview Corporation


Name of Issuer: Handspring, Inc.


Title of Security: Handspring, Inc.


Date of First Offering:  6/20/00


Dollar Amount Purchased: 16,000.00


Number of Shares Purchased:  800


Price Per Unit: 20.00


Name of Fund: Goldman Sachs Growth Opportunities Fund


Name of Underwriter From Who Purchased:  Credit Suisse First Boston


Names of Underwriting syndicate members: Credit Suisse First Boston, Chase Securities, US Bancorp Piper Jaffray, CIBC World Markets, Dain Rauscher Inc., Wit Soundview, Merrill Lynch


Name of Issuer: New Focus, Inc.


Title of Security: New Focus, Inc.


Date of First Offering: 5/17/00


Dollar Amount Purchased:46,000.00


Number of Shares Purchased:  2,300


Price Per Unit: 20.00




Name of Fund: Goldman Sachs Japanese Equity Fund


Name of Underwriter From Who Purchased:  The Nomura Securities Co., Ltd.


Names of Underwriting syndicate members: Daiwa Securities SB Capital Markets, Goldman Sachs (Japan) Ltd., Nomura Securities, Co. Ltd, Merrill Lynch Japan, Kokusai Securities Co. Ltd., E*Trade Securites Co. Ltd, HIS Kyoritsu Securities Co., IBJ Securities Co., Ltd. Nikko, Salomon Smith Barney (Japan) Ltd., Tokyo Securities Co., Ltd, World Nichiei Securities Co. Ltd. Paribas Capital Markets Ltd.


Name of Issuer: Rakuten Inc.


Title of Security: Common Stock


Date of First Offering:  April 11, 2000


Dollar Amount Purchased:  311,600.02


Number of Shares Purchased:  1


Price Per Unit: JPY 33,000,000


                        APPROVE RULE 10f-3 TRANSACTIONS*

                        Proposed Resolution to be Adopted
                               By the Trustees of
                          Goldman Sachs Trust and Goldman
                          Sachs Variable Insurance Trust


                  RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended July 31, 2000, for the fixed income Funds, August 31, 2000 for the equity Funds, and September 30, 2000 for the money market and specialty Funds, on behalf of the Goldman Sachs Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended; and

                  FURTHER RESOLVED, that, in reliance upon the written report provided by Goldman, Sachs & Co. ("Goldman Sachs") to the Trustees all purchases made during the fiscal quarter ended September 30, 2000, for the fixed income and equity Funds, on behalf of the Variable Insurance Trust Funds of instruments during the existence of underwriting or selling syndicates, under circumstances where Goldman Sachs or any of its affiliates is a principal underwriter of the instruments, were effected in compliance with the procedures adopted by the Trustees pursuant to Rule 10f-3 under the Investment Company Act of 1940, as amended.